                           ALLMERICA SECURITIES TRUST
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 17, 1996

TO THE SHAREHOLDERS:

    The  Annual  Meeting  of  the  Shareholders  (the  "Meeting")
of  Allmerica
Securities Trust (the "Trust")  will be held  at the offices  of the Trust,  440
Lincoln  Street, Worcester, Massachusetts, on Wednesday, April 17,
1996, at 9:00
a.m., Eastern time, for the following purposes:

    1.   To elect  Trustees, each  to serve  until the  next
Annual  Meeting  of
       Shareholders and until his or her successor is duly elected and qualified;

    2. To ratify or reject the selection by the Trustees of the firm of Price
       Waterhouse LLP as independent accountants of the Trust for the fiscal year ending December 31, 1996; and

    3. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

    Only shareholders of record  at the close of  business on
February 29,  1996
will be entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the
Trustees,

                                          JOSEPH W. MACDOUGALL,
JR.
                                          SECRETARY

March 12, 1996

                           ALLMERICA SECURITIES TRUST
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653


March 12, 1996

DEAR SHAREHOLDERS:

    Enclosed is a Notice of the Annual Meeting of Shareholders to be held on
April 17, 1996, to consider the election of Trustees and the ratification of the selection of accountants.

    Your Trustees unanimously recommend that you vote for the proposals by marking, dating, and signing the enclosed Proxy and returning it promptly.

                                          Respectfully,

                                          JOHN F. O'BRIEN
                                          CHAIRMAN

NOTICE: IT IS  IMPORTANT  THAT  YOUR  SHARES  BE  REPRESENTED  AT
THE  MEETING,
        REGARDLESS  OF THE  NUMBER OF  SHARES YOU  HOLD. PLEASE
SIGN AND RETURN
        PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE
PAID ENVELOPE.

                           ALLMERICA SECURITIES TRUST
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653
                                PROXY STATEMENT


March 12, 1996

                              GENERAL INFORMATION

    The enclosed proxy is solicited by and on behalf of the Trustees of
Allmerica Securities Trust (the "Trust"). Any shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Trust. This solicitation is being made by use of the mails, but may also be made by telephone, telefax and personal interviews. The cost of preparing and mailing this proxy statement, notice and form of proxy, and any additional material which may hereafter be furnished in connection with the solicitation of the enclosed proxy, will be paid by the Trust.

    On February 29, 1996, the Trust had outstanding 8,592,303 shares. Each share is entitled to one vote and each fractional share to an equivalent fractional vote. Only shareholders of record at the close of business on February 29, 1996 will be entitled to notice of and to vote at the Annual Meeting (the "Meeting".)

    In the event that a quorum of shareholders (30% of all shares issued and outstanding and entitled to vote at the Meeting) is not represented at the
Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by April 17, 1996, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the
Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such matters.

    The Annual Report for the fiscal year ended December 31, 1995, including financial statements, may be obtained, without charge, by calling Shareholder
Services, The Bank  of New  York, 101  Barclay Street,  New York,
NY 10286,  at
1-800-432-8224. The approximate date for mailing the proxy statement and form of proxy to all shareholders is March 12, 1996.

    The Trust's investment adviser is Allmerica Asset Management, Inc. ("AAM"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company
("First Allmerica"). The
address  of AAM and First Allmerica is  440 Lincoln Street,
Worcester, MA 01653.
First Data Investor  Services Group,  Inc. ("FDISG"),  formerly
The  Shareholder
Services  Group,  Inc., a  wholly-owned  subsidiary of  First
Data Corporation,
calculates net asset value per share, maintains general accounting records and performs administrative services for the Trust. Its address is 53 State Street,
Boston, MA 02109.

1. ELECTION OF TRUSTEES.

    The Board of Trustees currently consists of ten members. The
Declaration  of
Trust provides that the Trust shall have a Board of Trustees composed of not less than three nor more than fifteen Trustees to be elected by ballot by the shareholders.

    Biographical data for the current Trustees of the Trust who have been nominated for re-election is set forth below. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to
First Allmerica" starting on page 8. It is proposed at the Meeting to re-elect the persons listed below as Trustees, each to serve as such until the next
Annual Meeting of Shareholders and until his or her successor is elected and qualified. All are now Trustees and all have stated they would be willing to serve if re-elected.


BENEFICIAL

SHARES AS
NAME AND AGE OF NOMINEE AS OF       PRINCIPAL OCCUPATION AND
SERVED        OF
            3/1/96                      DIRECTORSHIPS(1)
SINCE     3/1/96(2)
------------------------------  ---------------------------------
---------  -----------

*John F. O'Brien (52)           President, Chief Executive
1989           None
Trustee, Chairman of the Board  Officer and Director, First
                                Allmerica Director; Chairman of
                                the Board, Allmerica Financial
                                Life Insurance and Annuity
                                Company ("Allmerica Life").

Russell E. Fuller (69)          Chairman, REFCO, Inc.
1991           1000
Trustee, Chairman of the        (distributor of tools and
Nominating Committee            abrasives).

Gordon Holmes (57)              Certified Public Accountant,
1991           None
Trustee, Chairman of the Audit  Tofias, Fleishman, Shapiro & Co.,
Committee                       P.C.

*John P. Kavanaugh (41)         President, AAM since 1995; Vice
1995            100
Trustee                         President, First Allmerica and
                                Allmerica Life.

Bruce E. Langton (64)           Member, First Allmerica Manager
1996           None
Trustee, Member of the Fund     Evaluation Team; Director,
Operations Committee and the    Competitive Technologies, Inc.
Nominating Committee            (technology transfer); Trustee,
                                Bankers Trust mutual funds;
                                Member, Investment Committee, TWA
                                Pilots Trust Annuity Plan;
                                Member, Investment Committee,
                                Unilever United States -- Pension
                                & Thriftplans.

Attiat F. Ott (60)              Professor of Economics and
1982           None
Trustee, Member of the Audit    Director of the Institute for
Committee and Fund Operations   Economic Studies, Clark
Committee                       University.

Paul D. Paganucci (64)          Director and Chairman, Ledyard
1972        8617.30
Trustee, Member of the Audit    National Bank, since 1991;
Committee and the Nominating    Director, Filene's Basement, Inc.
Committee                       (retailing); Trustee, HRE
                                Properties, Inc. (real estate
                                investment firm); former Chairman
                                of the Executive Committee and
                                Director (1989-1991), W. R. Grace
                                & Co.

*Richard M. Reilly (57)         Vice President, First Allmerica;
1991           1000
Trustee and President           President, Allmerica Life.

**Ranne P. Warner (51)          President, Centros Properties,
1991           None
Trustee, Member of the          USA; Owner, Ranne P. Warner and
Nominating Committee and Fund   Company; Director, Wainwright
Operations Committee            Bank & Trust Co. (commercial
                                bank).

Thomas S. Zocco (65)            Retired; President and Director,
1991           2500
Trustee, Chairman of the Fund   Colonial Capital Corp.;
Operations Committee and        President, Wainwright Bank &
Member of the Audit Committee   Trust Co. (1987-1991).

----------------
    * Messrs. Kavanaugh, O'Brien and Reilly are "interested persons", as defined in the Investment Company Act of 1940 as amended (the
           "1940 Act"), of the Trust and of First Allmerica because of their affiliations with First Allmerica.

    **     Cantonwood Associates Limited Partnership, of which Ms.
Warner is
           a general partner, filed a petition in bankruptcy in May, 1991.
           The case was dismissed on April 30, 1992.

    (1) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years. The business address of each person is 440 Lincoln
           Street, Worcester, Massachusetts 01653.

    (2) On March 1, 1996, the Trustees and officers beneficially owned a total  of 13,517 shares  of the Trust,  representing
0.16% of the
           then outstanding shares. The largest single beneficial holding of a Trustee was 8,617 shares, representing 0.10% of the outstanding shares. First Allmerica owned 67,200.707 shares on March 1, 1996.

    The Trust's Board, which is currently composed of seven non-interested
Trustees and three interested Trustees, met four times during the fiscal year ended December 31, 1995 and all of the Trustees, except Mr. Zocco, attended at least 75% of Board and Committee meetings during the fiscal year. The Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.

                               COMPENSATION TABLE

                                                  TOTAL
COMPENSATION FROM TRUST
    NAME OF PERSON      AGGREGATE COMPENSATION      AND FUND
COMPLEX PAID TO
     AND POSITION             FROM TRUST
TRUSTEES
----------------------  -----------------------  -----------------
--------------
Russell E. Fuller,                  $540
$8,000
Trustee, Chairman of
the Nominating
Committee

Gordon Holmes,                       540
8,000
Trustee, Chairman of
the Audit Committee

*John D. Hunt,                       540
8,000
Trustee, Member of the
Fund Operations
Committee and the
Nominating Committee

Attiat F. Ott,                       540
8,000
Trustee, Member of the
Audit Committee and
Fund Operations
Committee

Paul D. Paganucci,                 8,000
8,000
Trustee, Member of the
Audit Committee and
the Nominating
Committee

Ranne P. Warner,                     540
8,000
Trustee, Member of the
Nominating Committee
and Fund Operations
Committee

Thomas S. Zocco,                     482
7,000
Trustee, Chairman of
the Fund Operations
Committee and Member
of the Audit Committee

John P. Kavanaugh,               None                         None
Trustee

Richard M. Reilly,               None                         None
Trustee

John F. O'Brien,                 None                         None
Trustee

----------------
    * Mr. Hunt retired from all positions with the Trust effective
           February 7, 1996. On February 6, 1996 the Trustees elected Bruce
           E. Langton a Trustee to fill the vacancy created by Mr. Hunt's retirement.

    The Trust has no retirement or pension plan for its Trustees.

    The Trust does not have a compensation committee; such matters are considered by the Trust's Nominating Committee.

    The Trust's Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust, First Allmerica, or its affiliates.
Currently,  Mr. Thomas S. Zocco, (Chairman), Mr. Bruce E. Langton,
Dr. Attiat F.
Ott and Ms. Ranne P. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser, distribution agent, transfer and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and
First Allmerica or its affiliates. During the fiscal year ended December 31,
1995, the Committee had one meeting.

    The Trust's Audit  Committee is composed  entirely of Trustees who are  not
interested  persons of the Trust, First Allmerica, or its
affiliates. Currently,
Mr. Gordon Holmes (Chairman), Dr. Attiat F.  Ott, Mr. Paul D.
Paganucci and  Mr.
Thomas S. Zocco comprise the Committee. This Committee reviews and evaluates the
audit  function, including recommending to the Board the
independent accountants
to  be  selected  for  the  Trust,   review  of  all  auditing
procedures   and
arrangements, and review of qualifications of key personnel performing audit work. During the fiscal year ended December 31, 1995, the Committee had two meetings.

    The Fund's Nominating Committee is composed entirely of
Trustees who are not
interested  persons of the Trust, First  Allmerica, or its
affiliates. Currently
Mr. Russell E. Fuller  (Chairman), Mr. Bruce E.  Langton, Mr. Paul
D.  Paganucci
and  Ms. Ranne P. Warner  comprise the Committee. The  Committee is charged with
the duties  of  reviewing the  composition  and compensation  of the  Trustees,
proposing  additional  non-interested Trustees  for election  to the  Board, and
reviewing major personnel  changes of the  Trust. During the fiscal year  ended
December  31, 1995, the Committee had one meeting. The Nominating
Committee will
consider  nominees  recommended  by  shareholders.
Recommendations  should   be
submitted to the Committee in care of the Secretary of the Trust.

    If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the
Board. A plurality of the votes properly cast in person or by proxy at the
Meeting is required for the election of the Trustees.

SECTION 16(A) OF THE SECURITIES ACT OF 1934.

    Section  16(a) of the Securities  Exchange Act of 1934  and
Section 30(f) of
the 1940 Act require the Trust's Trustees and executive officers, its investment adviser and certain affiliated persons of the investment adviser and persons who own more than ten percent of the Trust's shares, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission
("SEC") and the New York Stock Exchange. These individuals are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

    To the Trust's knowledge, based solely on review of the copies of such reports furnished to the Trust and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers,
Trustees, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 1995 except that a report of initial ownership was filed late for Patricia Bickimer, an officer of the Trust.
Moreover, reports of initial ownership were filed late for the following affiliated persons of the Trust's investment adviser: Abigail M. Armstrong, John
W. Bosselman, III, Joseph W. Breen, Lisa M. Coleman, William K.
Fain, Andrew  M.
Hunt,  Scott C. Hyney, Alan F. Joachim, Rene J. Labonte, Richard
K. tenEyck, Ann
Kirkpatrick Tripp and James S. Wakefield.

2. RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
   ACCOUNTANTS

    Subject  to  ratification  by  a   majority  in  interest  of
shareholders
represented at the Meeting, the firm of Price Waterhouse LLP was selected as independent accountants for the Trust for the fiscal year ending December 31,
1996 by a majority of the Trustees who are not "interested persons" of the
Trust. Price Waterhouse LLP also serves as independent accountants for Allmerica
Investment Trust, Allmerica Funds and other affiliates of First Allmerica, but has no relationship with any of them other than as independent accountants.
During the fiscal year ended December 31, 1995, the audit services provided to the Trust by Price Waterhouse LLP included examination of financial statements, review of filings with the SEC and preparation of tax returns. No non-audit services were provided to the Trust.

    It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection of Price Waterhouse LLP under
Section 32(a)  of
the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending December 31, 1996. Price Waterhouse LLP has no direct or material indirect interest in the Trust. Representatives of Price
Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE.

    The Trustees  recommend  that  the  selection of  Price
Waterhouse  LLP  be
ratified. A majority of the votes cast on the matter at the Meeting, in person or by proxy, is required for approval of this item.

3. OTHER MATTERS AND DISCRETION OF PERSONS NAMED AS PROXIES

    While the Meeting is called to act upon any business that may properly come before it, at the date of this statement the only business which management intends to present or knows that others will present is the business mentioned in the Notice of the Meeting. If any other matters lawfully come before the
Meeting, and on all procedural matters at said Meeting, it is intended that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS.

    No proposals were submitted by Shareholders for presentation at the Meeting.
Shareholder  proposals which are intended to  be presented at the
Annual Meeting
in 1997 must be received  at the principal executive  offices of the Trust,  440
Lincoln  Street,  Worcester,  MA  01653,  on or  before  December
5,  1996, for
inclusion in the proxy statement and proxy related to such meeting.

                   INFORMATION PERTAINING TO FIRST ALLMERICA

    The following table lists the executive officers of the Trust, all of whom have been employees of First Allmerica or its affiliates for the last five years:

NAME AND AGE OF OFFICERS AS
         OF 3/1/96              POSITION WITH THE TRUST
SERVED SINCE
---------------------------  ------------------------------  -----
-------

John F. O'Brien (52)         Chairman of the Board and
                             Trustee
1989

Richard M. Reilly (57)       President and Trustee
1990

John R. Kavanaugh (41)       Vice President and Trustee
1995

Joseph W. MacDougall, Jr.    Secretary
1996
(52)

QUORUM, REQUIRED VOTES, AND METHOD OF TABULATION.

    Thirty percent (30%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

    The ten (10) nominees for election as Trustees at the meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees. A majority of the votes properly cast on the matter is necessary to ratify the selection of independent accountants.

    The tellers will count the total number of votes cast "for"
approval of  the
proposals  for purposes of determining whether sufficient
affirmative votes have
been cast. The tellers  will count shares represented  by proxies that  withhold
authority  to  vote for  a nominee  for election  as a  trustee or that reflect
abstentions  or   "broker   nonvotes"  (i.e.,   shares   held  by
brokers   or
nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of accountants, neither withholding authority to vote nor abstentions nor broker nonvotes have any effect on the outcome of the voting on the matter.